UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2026

CALIFORNIA WATER SERVICE GROUP

(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-13883 (Commission file number)	77-0448994 (I.R.S. Employer Identification Number)

1720 North First Street San Jose, California (Address of principal executive offices)	95112 (Zip Code)

(408) 367-8200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01	CWT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition

On February 25, 2026, California Water Service Group (the “Company”) issued a press release (a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference) announcing its financial results for the fourth quarter and year ended December 31, 2025.

As announced, the Company will host a conference call on Thursday, February 26, 2026 at 11:00 am EDT to discuss financial results and management’s business outlook. The financial results announcement contains information about how to access the conference call and webcast. A slide presentation, which includes supplemental information relating to the Company, will be used by management during the conference call. A copy of the slide presentation is attached hereto as Exhibit 99.2 and is incorporated by reference herein. The Exhibits will be posted on the Company’s website at www.calwatergroup.com under the “Investor Relations” tab.

The information furnished pursuant to Item 2.02 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure

On February 25, 2026, the Company issued a press release (a copy of which is attached hereto as Exhibit 99.3 and incorporated herein by reference) announcing that has entered into a definitive agreement to purchase Nexus Water Group’s Nevada and Oregon subsidiaries.

The information furnished pursuant to Item 7.01 of this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events

On February 25, 2026, the Company announced that it has entered into a definitive agreement to purchase Nexus Water Group’s Nevada and Oregon subsidiaries. The purchase price for the transaction is approximately $218 million, subject to certain closing adjustments. The Company will fund the acquisition with working capital and existing debt and equity facilities. The Company expects to consummate the transaction by the end of 2026, subject to customary closing conditions and regulatory approvals, including approval from the applicable public utility commissions. The transaction is expected to add approximately 36,000 equivalent residential connections across water and wastewater systems in Nevada and Oregon and increase consolidated rate base by approximately $109 million.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995 (PSLRA). The forward-looking statements are intended to qualify under provisions of the federal securities laws for "safe harbor" treatment established by the PSLRA. Forward-looking statements in this Current Report on Form 8-K are based on currently available information, expectations, estimates, assumptions and projections, and our management's beliefs, assumptions, judgments and expectations about us, the water utility industry and general economic conditions. These statements are not statements of historical fact. When used in our documents, statements that are not historical in nature, including words like will, would, expects, intends, plans, believes, may, could, estimates, assumes, anticipates, projects, progress, predicts, hopes, targets, forecasts, should, seeks or variations of these words or similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements in this Current Report on Form 8-K include, but are not limited to, statements describing the anticipated closing and timing of the Company’s acquisition of Nexus Water Group’s Nevada and Oregon subsidiaries and expected benefits resulting from the acquisition and statements regarding the anticipated receipt and timing of regulatory approvals required to complete the transaction, including approvals from applicable public utility commissions. Such approvals may be subject to conditions, requirements, or modifications that could delay, restrict, or prevent the consummation of the transaction or reduce the anticipated benefits thereof. Forward-looking statements are not guarantees of future performance. They are based on numerous assumptions that we believe are reasonable, but they are open to a wide range of uncertainties and business risks. Consequently, actual results or outcomes may vary materially from what is contained in a forward-looking statement. Factors that may cause actual results or outcomes to be different than those expected or anticipated include, but are not limited to, the Company’s ability complete the acquisition of Nexus Water Group’s Nevada and Oregon subsidiaries in line with management’s expectations, the Company’s ability to integrate and operate the acquired operations in an effective and accretive manner and those described under the section entitled “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K, our subsequent Quarterly Reports on Form 10-Q and our other Securities and Exchange Commission filings. In light of these risks, uncertainties and assumptions, investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. We are not under any obligation, and we expressly disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

We hereby furnish the following exhibits, which shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, with this report:

Exhibit No.	Description
99.1	Press Release issued February 25, 2026 regarding financial results
99.2	Slide presentation relating to conference call
99.3	Press Release issued February 25, 2026 re acquisition of Nevada and Oregon subsidiaries of Nexus Water Group
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA WATER SERVICE GROUP

Date: February 25, 2026	By:	/s/ James P. Lynch
	Name:	James P. Lynch
	Title:	Senior Vice President, Chief Financial Officer and Treasurer